Subsequent events	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events [Text Block]

20 Subsequent events

•	Subsequent to year end, on March 12, 2025, the Company completed a shares for debt transaction and settled $51,359 in amounts owing by issuing 93,381 common shares of the Company.

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Subsequent to year end, on April 25, 2025, the Company entered into an agreement with Ronnie Strasser to buy 115 acre-feet of adjudicated and deeded water rights for USD $1,250,000, which expires on April 25, 2027. If the purchase is not made within 120 days, the amount will escalate by $62,500 (late payment fee) and then another $62,500 for each additional 90 days thereafter until the expiry date or the agreement is mutually terminated. If the water is not purchased, the Company would owe any late payment fees accrued.